UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  APRIL 6, 2005


                               SEALIFE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-13895                   34-1444240
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


             5601 W. SLAUSON AVE., CULVER CITY, CALIFORNIA         90293
                (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (310) 338-9757

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 8.01 OTHER EVENTS

         On April 5, 2005, the United States Securities and Exchange Commission (the "SEC") filed a civil complaint in the United States District Court for the District of Colorado against the Registrant, Robert McCaslin (the Registrant's Chief Executive Officer), and several third parties not currently affiliated with the Registrant, alleging violations of several sections of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with events that occurred in 2002 and 2003. A copy of the SEC's press release announcing the complaint, issued on April 6, 2005, is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

         As of April 6, 2005, neither the Registrant, nor Mr. McCaslin, had been served with the complaint. However, based on an initial review of the document, as made available by the SEC, each of the Registrant and Mr. McCaslin deny the allegations made by the SEC against them specifically, and intend to continue to investigate the allegations and vigorously defend the suit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     Press Release issued by the SEC on April 6, 2005.


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                                  EXHIBIT INDEX

EXHIBIT NUMBER       DESCRIPTION

99.1                 Press Release issued by the SEC on April 6, 2005.


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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 6, 2005                    SEALIFE CORPORATION


                                  /S/ ROBERT A. MCCASLIN
                                 -----------------------------------------------
                                 Robert A. McCaslin, Chief Executive Officer and Chief Financial Officer


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